UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) : June 18, 2007

ENERGY TRANSFER PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2838 Woodside Street

Dallas, Texas 75204

(Address of principal executive offices) (Zip Code)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 18, 2007, Energy Transfer Partners, L.P. (“ETP”) announced the appointment of Jerry J. Langdon as Chief Administrative Officer of ETP, effective July 1, 2007. Prior to joining ETP, Mr. Langdon was the Executive Vice President for Public and Regulatory Affairs and Chief Compliance Officer of Reliant Energy, Inc., a provider of electricity and energy services to retail and wholesale customers in the United States.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release dated June 18, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Partners, L.P.

	By:	Energy Transfer Partners GP, L.P., General Partner
	By:	Energy Transfer Partners, L.L.C., General Partner

Date: June 18, 2007	By:	/s/ Kelcy L. Warren
Kelcy L. Warren
Co-Chief Executive Officer and officer duly authorized to sign on behalf of the registrant

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 18, 2007.